[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2001

MuniHoldings Florida
Insured Fund

www.mlim.ml.com

MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                            MuniHoldings Florida Insured Fund, February 28, 2001

DEAR SHAREHOLDER

For the six months ended February 28, 2001, the Common Shares of MuniHoldings Florida Insured Fund earned $0.385 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.34%, based on a month-end per share net asset value of $14.53. Over the same period, the total investment return on the Fund's Common Shares was +8.78%, based on a change in per share net asset value from $13.85 to $14.53, and assuming reinvestment of $0.380 per share income dividends.

For the six months ended February 28, 2001, the Fund's Preferred Shares had an average yield as follows: Series A, 4.03%; Series B, 3.86%; Series C, 3.98%; Series D, 3.88%; and Series E, 3.89%.

The Municipal Market Environment

During the six months ended February 28, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An estimate of fourth quarter 2000 GDP growth was recently released at 1.1%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. As a result of moderating economic growth and low inflation, US Treasury bond yields remained relatively stable into late October 2000.

However, rising oil and natural gas prices rekindled investors' inflationary fears and US Treasury bond yields quickly rose to nearly 6% by early November 2000. During late November and early December, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board policy, investors were free again to focus on the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. However, despite recent reductions in short-term interest rates, US equity markets remained weak. This has led many investors to seek the safety of fixed-income markets, causing bond yields to decline further. By the end of the six-month period ended February 28, 2001, US Treasury bonds declined overall by nearly 30 basis points to close the period at 5.30%.

Long-term tax-exempt bonds also responded well to the economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was limited. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 25 basis points to end the period at 5.47%, their lowest monthly closing level in more than 18 months.

The underperformance of the municipal bond market mainly reflected the dramatic increase in tax-exempt bond issuance over the past few months. The decline in tax-exempt bond yields triggered a large number of municipalities to refinance outstanding higher-couponed issues as well as issue new debt to support capital projects such as school buildings and general infrastructure needs. During the past 12 months, more than $211 billion in new long-term municipal securities was issued, an increase of almost 5% compared to the same 12-month period a year ago. During the last six months, nearly $110 billion in new tax-exempt bonds was underwritten, an increase of over 12% when compared to the same six-month period a year ago. More than $55 billion in new long-term municipal bonds was financed during the past three months, a staggering increase of over 40% compared to the same three-month period a year ago. This dramatic response to falling tax-exempt bond yields by municipalities can be seen in the monthly issuance for February 2001 as over $20 billion in new long-term municipal bonds was underwritten, an increase of more than 60% compared to monthly issuance in February 2000.

The recent increase in tax-exempt bond issuance prevented municipal bond yields from declining as much as US Treasury bond yields. Overall investor demand for municipal bonds remained strong and came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant buyers, while individual retail investor demand also remained strong. Tax-exempt bond funds experienced renewed investor interest. Rising equity market valuations throughout most of last year siphoned away much of the demand from municipal bond mutual funds. In January 2000, tax-exempt bond funds experienced net cash outflows of more than $4 billion as investors withdrew from bond funds mainly to finance the purchase of various equity securities. The increased demand for tax-exempt issues to a great extent resulted from the continued decline of US equity markets, but even more, from the attractive tax-exempt bond yield ratios currently available. Many investors fled the instability and uncertainty of the equity market for the safety and security of municipal bond issues yielding 90%-95% of comparable US Treasury bond yields.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Research analysts suggest that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal bond market has enjoyed is likely to continue. Given recent market performance, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

For the six-month period ended February 28, 2001, our investment strategy initially was focused on enhancing the Fund's dividend income and reducing the Fund's net asset value volatility. Market price volatility was expected in response to substantially higher energy prices going into the winter season. We believed that increased energy prices would trigger an inflation scare and push interest rates higher. Rising commodity prices significantly contributed to the rapid increase in US Treasury bond yields in late September.

During October, we adopted a more aggressive market position believing that bond yields had risen to attractive


                                     2 & 3

                            MuniHoldings Florida Insured Fund, February 28, 2001

levels given the overall economic environment. We sold current coupon bonds in the 15-year -- 20-year maturity range and purchased discounted issues that would perform better in a declining interest rate environment. This strategy worked well in December as the Federal Reserve Board assumed a neutral market position, while noting that the US economy had weakened substantially. The Federal Reserve Board's actions helped push bond yields lower by nearly 50 basis points in late December/early January. In mid-January, we adopted a more neutral market position as we believed that interest rates had declined to a point consistent with current economic conditions. We expect to maintain a neutral market position until signs of additional economic weakness justify lower interest rates or until interest rates rise to a level that threatens to retard US economic growth.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board in 2000 resulted in a rise in the Fund's borrowing cost in the 4% -- 4.125% range. Despite this increase, the tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Shareholder from leveraging of the Preferred Shares. Following the Federal Reserve Board's most recent actions, the Fund's borrowing costs declined, enhancing the Fund's already attractive dividend. We expect additional decreases in short-term interest rates in 2001 that may lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Shareholder. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and
Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and
Portfolio Manager

March 27, 2001

IMPORTANT TAX INFORMATION

On March 5, 2001, MuniHoldings Florida Insured Fund V merged into MuniHoldings Florida Insured Fund.

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund V during the taxable period ended March 5, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Arthur Zeikel, Director of MuniHoldings Florida Insured Fund, has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MFL


                                     4 & 5

                            MuniHoldings Florida Insured Fund, February 28, 2001

PROXY RESULTS

During the six-month period ended February 28, 2001, MuniHoldings Florida Insured Fund's Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------
                                                         Shares Voted   Shares Withheld
                                                              For        From Voting
---------------------------------------------------------------------------------------
1. To elect the Fund's Trustees: Terry K. Glenn           33,044,525       561,178
                                 Ronald W. Forbes         33,043,582       562,121
                                 Cynthia A. Montgomery    33,049,126       556,577
                                 Kevin A. Ryan            33,038,086       567,617
                                 Roscoe S. Suddarth       33,040,249       565,454
                                 Edward D. Zinbarg        33,028,122       577,581

----------------------------------------------------------------------------------------------
                                                    Shares Voted   Shares Voted   Shares Voted
                                                         For          Against        Abstain
----------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche
   LLP as the Fund's independent auditors for the
   current fiscal year.                              32,566,522      446,215        592,966
----------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2001, MuniHoldings Florida Insured Fund's Preferred Shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a shareholders' meeting on February 15, 2001. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                    Shares Voted   Shares Voted   Shares Voted
                                                         For          Against        Abstain
----------------------------------------------------------------------------------------------
1. To approve a plan of reorganization between the
   Fund and MuniHoldings Florida Insured Fund V.     12,002          175            786

----------------------------------------------------------------------------------------------
                                                                Shares Voted   Shares Withheld
                                                                     For         From Voting
----------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Trustees:  Terry K. Glenn          12,963             0
                                           Ronald W. Forbes        12,963             0
                                           Cynthia A. Montgomery   12,963             0
                                           Charles C. Reilly       12,963             0
                                           Kevin A. Ryan           12,963             0
                                           Roscoe S. Suddarth      12,963             0
                                           Richard C. West         12,963             0
                                           Edward D. Zinbarg       12,963             0

-------------------------------------------------------------------------------------
                                           Shares Voted   Shares Voted   Shares Voted
                                                For          Against        Abstain
-------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.      12,950            0              13
-------------------------------------------------------------------------------------

During the six-month period ended February 28, 2001, MuniHoldings Florida Insured Fund V's Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on February 15, 2001. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                    Shares Voted   Shares Voted   Shares Voted   Broker/Dealer
                                                         For          Against        Abstain       Non-Vote
--------------------------------------------------------------------------------------------------------------
1. To approve a plan of reorganization between
   the Fund and MuniHoldings Florida Insured Fund.    1,994,792        48,316        35,325       1,590,935

---------------------------------------------------------------------------------------
                                                         Shares Voted   Shares Withheld
                                                              For         From Voting
---------------------------------------------------------------------------------------
2. To elect the Fund's Trustees: Terry K. Glenn           3,590,723          78,645
                                 Ronald W. Forbes         3,590,723          78,645
                                 Cynthia A. Montgomery    3,590,723          78,645
                                 Kevin A. Ryan            3,590,723          78,645
                                 Roscoe S. Suddarth       3,590,723          78,645
                                 Edward D. Zinbarg        3,590,723          78,645

----------------------------------------------------------------------------------------------
                                                    Shares Voted   Shares Voted   Shares Voted
                                                         For          Against        Abstain
----------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.              3,632,575        21,714         15,079
----------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2001, MuniHoldings Florida Insured Fund V's Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on February 15, 2001. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                    Shares Voted   Shares Voted   Shares Voted
                                                         For          Against        Abstain
----------------------------------------------------------------------------------------------
1. To approve a plan of reorganization between
   the Fund and MuniHoldings Florida Insured Fund.      1,358            0             0

------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Withheld
                                                                             For          From Voting
------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Trustees:  Terry K. Glenn                  1,358              0
                                           Ronald W. Forbes                1,358              0
                                           Cynthia A. Montgomery           1,358              0
                                           Charles C. Reilly               1,358              0
                                           Kevin A. Ryan                   1,358              0
                                           Roscoe S. Suddarth              1,358              0
                                           Richard C. West                 1,358              0
                                           Edward D. Zinbarg               1,358              0

-------------------------------------------------------------------------------------
                                           Shares Voted   Shares Voted   Shares Voted
                                                For          Against        Abstain
-------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.       1,358            0              0
-------------------------------------------------------------------------------------


                                     6 & 7

                            MuniHoldings Florida Insured Fund, February 28, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P   Moody's  Face
STATE               Ratings Ratings Amount  Issue                                                                Value
=======================================================================================================================
Alaska--0.1%          A1+   VMIG1@ $ 1,200  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                            Pipeline Company Project), VRDN, Series C, 3.10% due
                                            12/01/2033 (a)                                                     $  1,200
=======================================================================================================================
Florida--95.4%        NR*   Aaa      5,845  Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.80% due 3/01/2028 (e)(h)                                            6,170
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      2,440  Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.70% due 2/01/2028 (e)(h)                                            2,564
                      -------------------------------------------------------------------------------------------------
                                            Charlotte County, Florida, Health Care Facilities Revenue
                                            Refunding Bonds, RIB (d)(g):
                      AAA   Aaa     20,300    6% due 8/26/2027                                                   21,080
                      AAA   Aaa      3,000    (Bon Secours Health System), 7.964% due 8/26/2027                   3,229
                      -------------------------------------------------------------------------------------------------
                      AAA   NR*      2,800  Charlotte County, Florida, Utility Revenue Refunding Bonds, 5%
                                            due 10/01/2023 (i)                                                    2,741
                      -------------------------------------------------------------------------------------------------
                                            Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e):
                      NR*   Aaa      2,005    6.55% due 3/01/2028 (j)                                             2,117
                      NR*   Aaa      2,620    (Multi-County Program), 6.375% due 10/01/2026 (h)                   2,798
                      -------------------------------------------------------------------------------------------------

                      AAA   Aaa      1,320  Clay County, Florida, School Board, COP (Master Lease Program),
                                            5.75% due 7/01/2022 (b)                                               1,400
                      -------------------------------------------------------------------------------------------------
                      NR*   NR*      4,990  Collier County, Florida, IDA, IDR, Refunding (Southern States
                                            Utilities), AMT, 6.50% due 10/01/2025                                 4,751
                      -------------------------------------------------------------------------------------------------
                      AAA   NR*      9,350  Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.70% due 4/01/2028 (e)(h)                                            9,953
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      1,235  Dade County, Florida, Seaport, GO, Refunding, 5.125% due
                                            10/01/2026 (b)                                                        1,224
                      -------------------------------------------------------------------------------------------------
                                            Dade County, Florida, Water and Sewer System Revenue Bonds (i):
                      AAA   Aaa     20,575    5.25% due 10/01/2021                                               20,715
                      AAA   Aaa     21,640    5.25% due 10/01/2026                                               21,683
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa     10,510  Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.30% due 10/01/2029 (b)(e)(h)                                       11,171
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa     13,445  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds (Multi-County Program), AMT, Series A, 6.375% due
                                            10/01/2026 (b)(j)                                                    14,376
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      5,000  Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds, DRIVERS, Series 159, 8.128% due
                                            7/01/2020 (c)(g)                                                      5,892
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,900  Florida HFA, Homeower Mortgage Revenue Refunding Bonds, AMT,
                                            Series 2, 5.75% due 7/01/2014 (b)                                     4,100
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa     16,230  Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12,
                                            7.87% due 7/01/2029 (b)(g)                                           17,108
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,760  Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                            A, 6.65% due 1/01/2024 (e)(h)                                         3,982
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      2,055  Florida Housing Finance Corporation, Housing Revenue Bonds
                                            (Waverly Apartments), AMT, Series C-1, 6.30% due 7/01/2030 (d)        2,155
                      -------------------------------------------------------------------------------------------------
                                            Florida Municipal Loan Council Revenue Bonds, Series B (b):
                      AAA   Aaa      1,500    5.25% due 11/01/2020                                                1,518
                      AAA   Aaa      1,285    5.375% due 11/01/2025                                               1,309
                      -------------------------------------------------------------------------------------------------
                                            Florida State Board of Education, Capital Outlay, GO, Public
                                            Education, Series C (i):
                      AAA   Aaa      4,000    5.75% due 6/01/2023                                                 4,245
                      AAA   Aaa      1,000    5.75% due 6/01/2029                                                 1,058
                      -------------------------------------------------------------------------------------------------
                      AAA   NR*      3,450  Florida State Board of Education, Capital Outlay, GO, RIB,
                                            Series 190, 7.97% due 1/01/2015 (d)(g)                                3,798
                      -------------------------------------------------------------------------------------------------
                                            Florida State Board of Education, GO, Public Education, Series
                                            B (b)(k):
                      AAA   Aaa      3,000    5.75% due 6/01/2005                                                 3,261
                      AAA   Aaa      9,000    5.75% due 6/01/2005                                                 9,782
                      -------------------------------------------------------------------------------------------------
                                            Florida State Board of Education, Lottery Revenue Bonds (i):
                      AAA   Aaa      5,000    Series A, 5.375% due 7/01/2015                                      5,244
                      AAA   Aaa     11,885    Series B, 6.25% due 7/01/2018                                      13,331
                      AAA   Aaa     12,625    Series B, 6.25% due 7/01/2019                                      14,151
                      -------------------------------------------------------------------------------------------------
                                            Florida State Board of Education, Public Education, GO,
                                            Refunding:
                      AA+   Aa2      1,000    Series A, 5.125% due 6/01/2021                                        996
                      AAA   NR*      3,500    Series D, 5.75% due 6/01/2022 (d)                                   3,720
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa        730  Florida State Board of Regents, Housing Revenue Bonds
                                            (University of Central Florida), 5.25% due 10/01/2013 (i)               771
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      7,165  Florida State Board of Regents, University Systems Improvement
                                            Revenue Bonds, 5.25% due 7/01/2022 (b)                                7,234
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,505  Florida State Department of General Services, Division
                                            Facilities Management Revenue Bonds (Florida Facilities Pool),
                                            Series A, 6% due 9/01/2025 (c)                                        3,826
                      -------------------------------------------------------------------------------------------------
                                            Florida State Turnpike Authority, Turnpike Revenue Bonds
                                            (Department of Transportation):
                      AAA   Aa3      3,590    Series A, 5.50% due 7/01/2016 (b)                                   3,793
                      AAA   Aaa     10,750    Series A, 5% due 7/01/2021 (i)                                     10,574
                      AAA   Aaa     25,000    Series A, 6.25% due 7/01/2029 (i)                                  27,802
                      AA-   Aa3      4,265    Series B, 5% due 7/01/2030                                          4,137
                      -------------------------------------------------------------------------------------------------
                      AAA   A1       2,000  Florida State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds (Department of Transportation), Series A, 5% due
                                            7/01/2019 (b)                                                         1,976
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      1,250  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                            Electric Company Project), 6.25% due 12/01/2034 (b)                   1,357
                      -------------------------------------------------------------------------------------------------
                                            Hillsborough County, Florida, School Board, COP (b):
                      AAA   Aaa     29,400    6% due 7/01/2009 (k)                                               33,409
                      NR*   Aaa      6,600    5.375% due 7/01/2026                                                6,690
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      2,250  Hillsborough County, Florida, School Board, COP, Revenue
                                            Refunding Bonds (Master Lease Program), Series A, 5% due
                                            7/01/2023 (b)                                                         2,194
                      -------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     8 & 9

                            MuniHoldings Florida Insured Fund, February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P   Moody's  Face
STATE               Ratings Ratings Amount  Issue                                                                Value
=======================================================================================================================
Florida               AAA   Aaa    $ 1,300  Indian River County, Florida, Water and Sewer Revenue Refunding
(continued)                                 Bonds, Series A, 5.25% due 9/01/2018 (i)                            $ 1,317
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      5,000  Indian Trace, Community Development District, Florida, Water
                                            Management, Special Benefit Assessment, 5% due 5/01/2027 (b)          4,863
                      -------------------------------------------------------------------------------------------------
                      AAA   NR*      2,415  Jacksonville, Florida, Electric Authority, Electric System
                                            Revenue Refunding Bonds, Series 3-A, 6% due 10/01/2030 (b)            2,530
                      -------------------------------------------------------------------------------------------------
                                            Jacksonville, Florida, Health Facilities Authority, Hospital
                                            Revenue Refunding Bonds:
                      AAA   Aaa     13,150    (Charity Obligation Group), Series A, 5.125% due 8/15/2027 (b)     12,819
                      NR*   VMIG1@   2,900    (Genesis Rehabilitation Hospital), VRDN, 3.15% due 5/01/2021 (a)    2,900
                      -------------------------------------------------------------------------------------------------
                                            Jacksonville, Florida, Port Authority, Airport Revenue Bonds,
                                            AMT, Series A (i):
                      AAA   Aaa      1,295    6.10% due 10/01/2018                                                1,371
                      AAA   Aaa      6,375    6.25% due 10/01/2024                                                6,770
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      3,000  Jacksonville, Florida, Port Authority, Seaport Revenue Bonds,
                                            AMT, 5.625% due 11/01/2026 (b)                                        3,064
                      -------------------------------------------------------------------------------------------------
                                            Lee County, Florida, Airport Revenue Bonds (d):
                      AAA   Aaa     14,925    AMT, Series A, 6% due 10/01/2029                                   16,038
                      AAA   Aaa      1,000    Series B, 5.75% due 10/01/2033                                      1,057
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      2,170  Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            Series A-6, 6.45% due 3/01/2031 (e)(f)(h)                             2,402
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      2,910  Lee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, Series A-2, 6.30% due 3/01/2029 (e)(f)(h)                 3,083
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      2,945  Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, Sub-Series 1, 6.25% due 11/01/2028 (e)                    3,168
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      1,500  Melbourne, Florida, Water and Sewer Revenue Bonds, 5.25% due
                                            10/01/2030 (i)                                                        1,505
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      5,405  Miami Beach, Florida, Parking Revenue Bonds, 5.125% due
                                            9/01/2022 (d)                                                         5,395
                      -------------------------------------------------------------------------------------------------
                                            Miami Beach, Florida, Stormwater Revenue Bonds (i):
                      AAA   Aaa      1,630    5.75% due 9/01/2016                                                 1,759
                      AAA   Aaa      1,000    5.25% due 9/01/2020                                                 1,012
                      AAA   Aaa      3,000    5.25% due 9/01/2025                                                 3,014
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa     10,600  Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                            9/01/2025 (c)                                                        11,279
                      -------------------------------------------------------------------------------------------------
                                            Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                            International Airport), AMT, Series A (i):
                      AAA   Aaa      1,575    5.40% due 10/01/2011                                                1,677
                      AAA   Aaa      1,750    5.45% due 10/01/2012                                                1,862
                      AAA   Aaa      1,885    5.55% due 10/01/2013                                                2,006
                      AAA   Aaa      6,000    6% due 10/01/2024                                                   6,466
                      AAA   Aaa     10,000    6% due 10/01/2029                                                  10,753
                      -------------------------------------------------------------------------------------------------
                                            Miami-Dade County, Florida, Educational Facilities Authority
                                            Revenue Bonds, Series A (c):
                      AAA   Aaa     17,425    6% due 4/01/2023                                                   18,996
                      AAA   Aaa      5,000    (University of Miami), 5.75% due 4/01/2029                          5,295
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa     18,780  Miami-Dade County, Florida, Expressway Authority, Toll System
                                            Revenue Bonds, 6.375% due 7/01/2029 (i)                              20,984
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      6,705  Miami-Dade County, Florida, GO (Parks Program), 6% due
                                            11/01/2024 (i)                                                        7,294
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      2,185  Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                            (Marbrisa Apartments Project), AMT, Series 2A, 6% due
                                            8/01/2026 (d)                                                         2,286
                      -------------------------------------------------------------------------------------------------
                                            Miami-Dade County, Florida, IDA, IDR (c):
                      AAA   Aaa      5,100    (Airis Miami II LLC Project), AMT, 6% due 10/15/2019                5,454
                      AAA   Aaa      3,280    (BAC Funding Corporation Project), Series A, 5.25% due
                                              10/01/2020                                                          3,323
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,250  Miami-Dade County, Florida, Professional Sports Franchise
                                            Facility, Tax Revenue Refunding Bonds, 5% due 10/01/2023 (b)          3,181
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      9,625  Miami-Dade County, Florida, Public Service Tax Revenue Bonds
                                            (UMSA Public Improvements), 5% due 10/01/2023 (d)                     9,405
                      -------------------------------------------------------------------------------------------------
                                            Miami-Dade County, Florida, Solid Waste System Revenue Bonds (d):
                      AAA   Aaa      2,945    5.50% due 10/01/2015                                                3,132
                      AAA   Aaa      3,105    5.50% due 10/01/2016                                                3,278
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      1,700  Okeechobee, Florida, Utility Authority, Utility System Revenue
                                            Refunding Bonds, Capital Improvements, 5% due 10/01/2019 (d)          1,679
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      1,155  Orange County, Florida, HFA, Homeowner Revenue Refunding
                                            Bonds, AMT, Series B-1, 6.20% due 9/01/2029 (e)(h)                    1,221
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      2,375  Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series
                                            A, 6.40% due 1/01/2031 (b)                                            2,559
                      -------------------------------------------------------------------------------------------------
                      AAA   NR*      6,225  Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            6.85% due 10/01/2027 (e)(h)                                           6,558
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      5,000  Orange County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds (Orlando Regional Healthcare), Series A, 6.25% due
                                            10/01/2018 (b)                                                        5,751
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa     27,745  Orange County, Florida, Tourist Development Tax Revenue Bonds,
                                            5.75% due 10/01/2025 (c)                                             29,182
                      -------------------------------------------------------------------------------------------------
                                            Orange County, Florida, Tourist Development Tax, Revenue
                                            Refunding Bonds (b):
                      AAA   Aaa      5,825    5% due 10/01/2017                                                   5,818
                      AAA   Aaa     15,085    5.125% due 10/01/2021                                              15,075
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      1,000  Orlando and Orange County Expressway Authority, Florida,
                                            Expressway Revenue Bonds, Junior Lien, 6.50% due 7/01/2011 (i)        1,177
                      -------------------------------------------------------------------------------------------------
                                            Orlando and Orange County Expressway Authority, Florida,
                                            Expressway Revenue Refunding Bonds, Junior Lien (i):
                      AAA   Aaa     19,400    5% due 7/01/2021                                                   19,082
                      AAA   Aaa      1,505    5% due 7/01/2028                                                    1,462
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      2,285  Palm Beach County, Florida, Criminal Justice Facilities
                                            Revenue Refunding Bonds, 5.75% due 6/01/2013 (i)                      2,547
                      -------------------------------------------------------------------------------------------------
                                            Palm Beach County, Florida, GO (Liquid Acquisition Program),
                                            Series B (b):
                      AAA   Aaa      3,730    5.75% due 8/01/2016                                                 4,002
                      AAA   Aaa      5,330    5.75% due 8/01/2018                                                 5,664
                      -------------------------------------------------------------------------------------------------


                                    10 & 11

                            MuniHoldings Florida Insured Fund, February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P   Moody's  Face
STATE               Ratings Ratings Amount  Issue                                                                Value
=======================================================================================================================
Florida               NR*   Aaa    $ 2,150  Palm Beach County, Florida, HFA, S/F Homeowner Revenue
(concluded)                                 Refunding Bonds, AMT, Series A-1, 6.05% due 10/01/2020 (b)(e)(h)   $  2,266
                      -------------------------------------------------------------------------------------------------
                                            Palm Beach County, Florida, School Board, COP, Series A (i):
                      AAA   Aaa      5,070    6% due 8/01/2023                                                    5,531
                      AAA   Aaa     11,000    6.25% due 8/01/2025                                                12,197
                      -------------------------------------------------------------------------------------------------
                      AAA   NR*      5,920  Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                                            (Multi-County Program), AMT, Series A, 6.70% due 2/01/2028
                                            (e)(h)                                                                6,220
                      -------------------------------------------------------------------------------------------------
                      A1+   VMIG1@   2,000  Pinellas County, Florida, Health Facilities Authority, Revenue
                                            Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.15% due
                                            12/01/2015 (a)(c)                                                     2,000
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      5,000  Pinellas County, Florida, Housing Authority, Housing Revenue
                                            Bonds (Affordable Housing Program), 4.60% due 12/01/2010 (d)          5,043
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      7,000  Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due
                                            7/01/2020 (i)                                                         7,498
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      6,585  Saint John's County, Florida, IDA, IDR (Golf Hall of Fame
                                            Project), 5.875% due 9/01/2023 (b)                                    6,920
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,545  Saint John's County, Florida, Sales Tax Revenue Refunding
                                            Bonds, 5% due 10/01/2019 (i)                                          3,503
                      -------------------------------------------------------------------------------------------------
                      A1+   VMIG1+   3,200  Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                            Light Company Project), 3.35% due 9/01/2028 (a)                       3,200
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      4,055  Saint Lucie County, Florida, School Board, COP, 6.25% due
                                            7/01/2024 (d)                                                         4,497
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,250  Saint Lucie, Florida, West Services District, Utility Revenue
                                            Refunding Bonds, Senior Lien, 6% due 10/01/2022 (b)                   3,572
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      2,000  Saint Petersburg, Florida, Public Utilities Revenue Bonds,
                                            Series A, 5% due 10/01/2028 (d)                                       1,941
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      1,840  Seacoast, Florida, Utility Authority, Water and Sewer Utility
                                            System, Revenue Refunding Bonds, Series A, 5.50% due 3/01/2018 (i)    1,973
                      -------------------------------------------------------------------------------------------------
                                            Sunrise, Florida, Utility System Revenue Refunding Bonds (c):
                      AAA   Aaa      2,000    5.50% due 10/01/2018                                                2,145
                      AAA   Aaa     27,295    5% due 10/01/2028                                                  26,936
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      2,430  Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding
                                            Bonds, GO, 5.25% due 8/01/2024 (c)                                    2,440
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa     27,335  Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
                                            10/01/2024 (i)                                                       29,890
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa     18,550  Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                            Sales Tax--Stadium Project), 5.25% due 1/01/2027 (b)                 18,608
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,890  Tampa, Florida, Utility Tax Improvement Revenue Bonds, 5% due
                                            10/01/2019 (d)                                                        3,842
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      9,000  Tampa-Hillsborough County, Florida, Expressway Authority,
                                            Revenue Refunding Bonds, 5% due 7/01/2027 (c)                         8,753
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      3,835  Taylor County, Florida, Sales Tax Revenue Bonds, 6% due
                                            10/01/2025 (i)                                                        4,164
=======================================================================================================================
Louisiana--0.1%       A1+   VMIG1@     700  Louisiana State Offshore Terminal Authority, Deepwater Port
                                            Revenue Refunding Bonds (First Stage A-Loop Inc.), VRDN, 3.15%
                                            due 9/01/2008 (a)                                                       700
=======================================================================================================================
Massachusetts--0.0%   NR*   VMIG1@     100  Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds (Capital Asset Program), VRDN, Series E,
                                            3.10% due 1/01/2035 (a)                                                 100
=======================================================================================================================
Puerto Rico--2.5%     A     Baa1     3,000  Puerto Rico Commonwealth, GO, Public Improvement, 6% due
                                            7/01/2029                                                             3,149
                      -------------------------------------------------------------------------------------------------
                      NR*   Aaa      5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 9% due
                                            7/01/2029 (b)(g)                                                      5,546
                      -------------------------------------------------------------------------------------------------
                      A     Baa1     8,125  Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (d)          8,533
                      -------------------------------------------------------------------------------------------------
                      AAA   Aaa      2,725  Puerto Rico Industrial Tourist, Educational, Medical and
                                            Environmental Control Facilities Revenue Bonds (University Plaza
                                            Project), Series A, 5.625% due 7/01/2019 (b)                          2,899
=======================================================================================================================
                      Total Investments (Cost--$762,293)--98.1%                                                 803,166

                      Other Assets Less Liabilities--1.9%                                                        15,919
                                                                                                               --------
                      Net Assets--100.0%                                                                       $819,085
                                                                                                               ========
=======================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(b)   MBIA Insured.
(c)   AMBAC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   FHLMC Collateralized.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2001.
(h)   FNMA Collateralized.
(i)   FGIC Insured.
(j)   FHA Insured.
(k)   Prerefunded.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of February 28, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      94.2%
AA/Aa ...............................................................       0.6
A/A .................................................................       1.4
NR (Not Rated) ......................................................       0.6
Other+ ..............................................................       1.3
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    12 & 13

                            MuniHoldings Florida Insured Fund, February 28, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 2001
===============================================================================================================
Assets:        Investments, at value (identified cost -- $762,292,918) .......                    $ 803,166,214
               Cash ..........................................................                          103,018
               Receivables:
                 Interest ....................................................   $  12,991,783
                 Securities sold .............................................       5,703,470       18,695,253
                                                                                 -------------
               Prepaid expenses and other assets .............................                           99,470
                                                                                                  -------------
               Total assets ..................................................                      822,063,955
                                                                                                  -------------
===============================================================================================================
Liabilities:   Payables:
                 Dividends to shareholders ...................................       2,553,225
                 Investment adviser ..........................................         259,167        2,812,392
                                                                                 -------------
               Accrued expenses and other liabilities ........................                          166,145
                                                                                                  -------------
               Total liabilities .............................................                        2,978,537
                                                                                                  -------------
===============================================================================================================
Net Assets:    Net assets ....................................................                    $ 819,085,418
                                                                                                  =============
===============================================================================================================
Capital:       Capital Shares (unlimited number of shares authorized):
                 Preferred Shares, par value $.10 per share (13,130 shares of
                 AMPS* issued and outstanding at $25,000 per share liquidation
                 preference) .................................................                    $ 328,250,000
                 Common Shares, par value $.10 per share (33,780,979 shares
                 issued and outstanding) .....................................   $   3,378,098
               Paid-in capital in excess of par ..............................     516,225,033
               Accumulated investment loss -- net ............................        (209,057)
               Accumulated realized capital losses on investments -- net .....     (65,506,498)
               Accumulated distributions in excess of realized capital gains
               on investments -- net .........................................      (3,925,454)
               Unrealized appreciation on investments -- net .................      40,873,296
                                                                                 -------------
               Total -- Equivalent to $14.53 net asset value of Common Share
               (market price--$13.26) ........................................                      490,835,418
                                                                                                  -------------
               Total capital .................................................                    $ 819,085,418
                                                                                                  =============
===============================================================================================================

*     Auction Market Preferred Shares.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended February 28, 2001
===================================================================================================================
Investment          Interest and amortization of premium and discount earned .........                  $21,817,514
Income:
===================================================================================================================
Expenses:           Investment advisory fees .........................................   $ 2,192,548
                    Commission fees ..................................................       402,807
                    Reorganization expenses ..........................................       141,558
                    Accounting services ..............................................       116,145
                    Listing fees .....................................................        46,166
                    Professional fees ................................................        39,236
                    Printing and shareholder reports .................................        30,940
                    Transfer agent fees ..............................................        26,338
                    Custodian fees ...................................................        26,175
                    Trustees' fees and expenses ......................................        12,825
                    Pricing fees .....................................................         5,911
                    Other ............................................................        10,182
                                                                                         -----------
                    Total expenses before reimbursement ..............................     3,050,831
                    Reimbursement of expenses ........................................      (285,438)
                                                                                         -----------
                    Total expenses after reimbursement ...............................                    2,765,393
                                                                                                        -----------
                    Investment income--net ...........................................                   19,052,121
                                                                                                        -----------
===================================================================================================================
Realized &          Realized gain on investments--net ................................                    5,059,762
Unrealized          Change in unrealized appreciation/depreciation on investments--net                   20,287,384
Gain On                                                                                                 -----------
Investments--Net:    Net Increase in Net Assets Resulting from Operations ............                  $44,399,267
                                                                                                        ===========
===================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           February 28,       August 31,
                Increase (Decrease) in Net Assets:                                             2001              2000
=========================================================================================================================
Operations:     Investment income--net .................................................   $  19,052,121    $  26,837,380
                Realized gain (loss) on investments--net ...............................       5,059,762      (27,110,725)
                Change in unrealized appreciation/depreciation on investments--net .....      20,287,384       63,496,483
                                                                                           -------------    -------------
                Net increase in net assets resulting from operations ...................      44,399,267       63,223,138
                                                                                           -------------    -------------
=========================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Common Shares ........................................................     (15,150,600)     (16,840,776)
                  Preferred Shares .....................................................      (6,394,095)      (9,464,264)
                                                                                           -------------    -------------
                Net decrease in net assets resulting from dividends to shareholders ....     (21,544,695)     (26,305,040)
                                                                                           -------------    -------------
=========================================================================================================================
Capital Share   Proceeds from issuance of Common Shares resulting from reorganization ..              --      281,648,040
Transactions:   Proceeds from issuance of Preferred Shares resulting from reorganization              --      223,500,000
                Offering costs resulting from the issuance of Preferred Shares .........          20,000               --
                                                                                           -------------    -------------
                Net increase in net assets derived from capital share transactions .....          20,000      505,148,040
                                                                                           -------------    -------------
=========================================================================================================================
Net Assets:     Total increase in net assets ...........................................      22,874,572      542,066,138
                Beginning of period ....................................................     796,210,846      254,144,708
                                                                                           -------------    -------------
                End of period* .........................................................   $ 819,085,418    $ 796,210,846
                                                                                           =============    =============
=========================================================================================================================
               *Undistributed (accumulated) investment income (loss)--net ..............   $    (209,057)   $   2,283,517
                                                                                           =============    =============
=========================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                            MuniHoldings Florida Insured Fund, February 28, 2001

FINANCIAL HIGHLIGHTS

                                                                               For the Six                            For the Period
                     The following per share data and ratios have been derived    Months        For the Year Ended       Sept. 26,
                     from information provided in the financial statements.       Ended              August 31,           1997+
                                                                               February 28,    ---------------------   to August 31,
                     Increase (Decrease) in Net Asset Value:                       2001          2000         1999         1998
====================================================================================================================================
Per Share            Net asset value, beginning of period ....................   $  13.85      $  13.84     $  16.03     $  15.00
Operating                                                                        --------      --------     --------     --------
Performance:         Investment income--net ..................................        .56           .93         1.14         1.08
                     Realized and unrealized gain (loss) on investments--net .        .76           .08        (1.77)        1.08
                                                                                 --------      --------     --------     --------
                     Total from investment operations ........................       1.32          1.01         (.63)        2.16
                                                                                 --------      --------     --------     --------
                     Less dividends and distributions to Common Shareholders:
                       Investment income--net ................................       (.45)         (.79)        (.86)        (.71)
                       Realized gain on investments--net .....................         --            --         (.07)          --
                       In excess of realized gain on investments--net ........         --            --         (.27)          --
                                                                                 --------      --------     --------     --------
                     Total dividends and distributions to Common Shareholders        (.45)         (.79)       (1.20)        (.71)
                                                                                 --------      --------     --------     --------
                     Capital charge resulting from issuance of Common Shares .         --            --           --         (.03)
                                                                                 --------      --------     --------     --------
                     Effect of Preferred Share activity:
                       Dividends and distributions to Preferred Shareholders:
                        Investment income--net ...............................       (.19)         (.21)        (.23)        (.30)
                        Realized gain on investments--net ....................         --            --         (.03)          --
                        In excess of realized gain on investments--net .......         --            --         (.10)          --
                       Capital charge resulting from issuance of Preferred
                        Shares ....                                                    --++++        --           --         (.09)
                                                                                 --------      --------     --------     --------
                     Total effect of Preferred Share activity ................       (.19)         (.21)        (.36)        (.39)
                                                                                 --------      --------     --------     --------
                     Net asset value, end of period ..........................   $  14.53      $  13.85     $  13.84     $  16.03
                                                                                 ========      ========     ========     ========
                     Market price per share, end of period ...................   $  13.26      $11.6875     $  12.75     $14.8125
                                                                                 ========      ========     ========     ========
====================================================================================================================================
Total Investment     Based on market price per share .........................      17.64%@       (1.96%)      (6.80%)       3.47%@
Return:**                                                                        ========      ========     ========     ========
                     Based on net asset value per share ......................       8.78%@        7.03%       (6.51%)      11.97%@
                                                                                 ========      ========     ========     ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets     reorganization expenses*** ............................       1.11%*        1.18%        1.18%         .87%*
Of Common Shares:                                                                ========      ========     ========     ========
                     Total expenses, excluding reorganization expenses*** ....       1.23%*        1.30%        1.26%        1.20%*
                                                                                 ========      ========     ========     ========
                     Total expenses*** .......................................       1.29%*        1.45%        1.26%        1.20%*
                                                                                 ========      ========     ========     ========
                     Total investment income--net*** .........................       8.08%*        8.65%        7.34%        7.51%*
                                                                                 ========      ========     ========     ========
                     Amount of dividends to Preferred Shareholders ...........       2.71%*        3.05%        1.50%        2.07%*
                                                                                 ========      ========     ========     ========
                     Investment income--net, to Common Shareholders ..........       5.37%*        5.60%        5.84%        5.44%*
                                                                                 ========      ========     ========     ========
====================================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Total Average          reorganization expenses ...............................        .66%*         .67%         .73%         .54%*
Net Assets:***+++                                                                ========      ========     ========     ========
                     Total expenses, excluding reorganization expenses .......        .73%*         .74%         .77%         .75%*
                                                                                 ========      ========     ========     ========
                     Total expenses ..........................................        .77%*         .83%         .77%         .75%*
                                                                                 ========      ========     ========     ========
                     Total investment income--net ............................       4.78%*        4.95%        4.51%        4.70%*
                                                                                 ========      ========     ========     ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Shareholders .....................       3.93%*        4.08%        2.39%        3.47%*
Average Net Assets                                                               ========      ========     ========     ========
Of Preferred Shares:
====================================================================================================================================
Supplemental         Net assets, net of Preferred Shares, end of period (in
Data:                  thousands) ............................................   $490,835      $467,961     $149,395     $172,516
                                                                                 ========      ========     ========     ========
                     Preferred Shares outstanding, end of period (in
                       thousands) ............................................   $328,250      $328,250     $104,750     $104,750
                                                                                 ========      ========     ========     ========
                     Portfolio turnover ......................................      16.29%       105.22%      120.70%      101.89%
                                                                                 ========      ========     ========     ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ...............................   $  2,495      $  2,426     $  2,426     $  2,647
                                                                                 ========      ========     ========     ========
====================================================================================================================================
Dividends Per Share  Series A--Investment income--net ........................   $    500      $    985     $    606     $    753
On Preferred Shares                                                              ========      ========     ========     ========
Outstanding:++       Series B--Investment income--net ........................   $    478      $    984     $    598     $    764
                                                                                 ========      ========     ========     ========
                     Series C--Investment income--net ........................   $    493      $    610     $     --     $     --
                                                                                 ========      ========     ========     ========
                     Series D--Investment income--net ........................   $    481      $    595     $     --     $     --
                                                                                 ========      ========     ========     ========
                     Series E--Investment income--net ........................   $    482      $    585     $     --     $     --
                                                                                 ========      ========     ========     ========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of operations.
@ The Fund's Preferred Shares were issued on October 16, 1997 (Series A and Series B) and February 7, 2000 (Series C, Series D and Series E).
+++   Includes Common and Preferred Shares average net assets.
++    Aggregate total investment return.
++++  Amount is less than $.01 per share.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost,


                                    16 & 17

                            MuniHoldings Florida Insured Fund, February 28, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options-- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 28, 2001, FAM earned fees of $2,192,548, of which $285,438 was waived.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $77,450 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $127,406,867 and $147,059,598, respectively.

Net realized gains for the six months ended February 28, 2001 and net unrealized gains as of February 28, 2001 were as follows:

--------------------------------------------------------------------------------
                                                         Realized     Unrealized
                                                           Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ..............................   $ 5,059,762   $40,873,296
                                                       -----------   -----------
Total ..............................................   $ 5,059,762   $40,873,296
                                                       ===========   ===========
--------------------------------------------------------------------------------

As of February 28, 2001, net unrealized appreciation for Federal income tax purposes aggregated $40,873,296, of which $42,342,305 related to appreciated securities and $1,469,009 related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $762,292,918.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the six months ended February 28, 2001, remained constant. Shares issued and outstanding for the year ended August 31, 2000, increased by 22,982,927 as a result of issuance of Common Shares from the reorganization.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2001 were as follows: Series A, 3.50%; Series B, 3.43%; Series C, 3.45%; Series D, 3.59%; and Series E, 3.40%.

Shares issued and outstanding during the six months ended February 28, 2001, remained constant. Shares issued and outstanding during the year ended August 31, 2000, increased by 8,940 as a result of issuance of Preferred Shares from the reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $167,609 as commissions.

5. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $40,332,000, of which $8,424,000 expires in 2006, $24,254,000 expires in 2007 and $7,654,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 2, 2001, the Fund acquired all of the net assets of MuniHoldings Florida Insured Fund V pursuant to a plan of reorganization approved by the Board of Trustees and shareholders.


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers

[Graphic Omitted}

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011

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